KEYPORT ADVISOR OPTIMA
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED DECEMBER 17, 2001
TO
PROSPECTUS DATED MAY 1, 2000

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The second paragraph in the section headed "Keyport and the Variable Account" on page 12 is replaced with the following:

We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA+ (with negative outlook) for very strong financial security, Moody's rates us Aa2 for excellent financial strength, and Fitch rates us AA for very strong financial strength. The Best's A+ rating is the second highest rating level out of 16 rating levels. The S&P AA+ rating is the second highest rating level out of 21 rating levels. The Moody's Aa2 rating is the third highest rating level out of 21 rating levels. The Fitch AA rating is the third highest rating level out of 24 rating levels. These ratings reflect the opinion of the rating company as to our relative financial strength and ability to meet contractual obligations to our policyholders. Even though we hold the assets in the Variable Account separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

This supplement also contains information concerning transfer limitations and the Fixed Account to be effective on January 7, 2002.

The second paragraph under the section headed "Limits on Transfers" on page 16 is deleted and replaced with the following:

Currently, we limit the number and frequency of transfers as follows:

o	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit, and

o

we limit each transfer to a maximum of $2,000,000. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The maximum limitation applies to such transfers. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

The second and third sentences in the second paragraph in the section headed "Allocations to the Fixed Account" on page 44 of the prospectus should be deleted and replaced with the following:

We currently offer Guarantee Periods up to 7 years in all states except Maryland, Pennsylvania, Texas and Washington, where we currently offer only a Guarantee Period of 1 year. We also currently offer a Guarantee Period of 1 year in all states, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

KAO.SUP(8)	12/01